MERRILL LYNCH
EUROFUND





FUND LOGO




Quarterly Report

July 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
EuroFund
Box 9011
Princeton, NJ
08543-9011




Printed on post-consumer recycled paper



MERRILL LYNCH EUROFUND


PORTFOLIO INFORMATION

Pie graph depicting Portfolio Information As a Percentage of Stocks at Value As of July 31, 1999

Ireland                                     1.1%
Spain                                       1.3%
Switzerland                                 2.6%
Sweden                                      7.9%
France                                     15.2%
United Kingdom                             19.5%
Norway                                      0.7%
Emerging Europe*                            1.5%
Finland                                     4.7%
Italy                                       7.6%
Netherlands                                 9.5%
Germany                                    28.4%

[FN]
*Countries include Hungary, Poland and Turkey.



EUROPEAN STOCK MARKET PERFORMANCE

Bar Graph depicting European Stock Market Performance in terms of
Total Return for the Three-Month Period Ended July 31, 1999 In US dollars*

Italy                                     -10.4%
Ireland                                   - 7.6%
Spain                                     - 3.8%
Germany                                   - 3.3%
United Kingdom                            - 3.3%
Switzerland                               - 2.5%
Netherlands                               - 1.8%
Denmark                                   + 2.5%
Norway                                    + 3.0%
France                                    + 3.3%
Sweden                                    +10.2%
Finland                                   +10.4%

Source: Financial Times/Standard & Poor's--Actuaries Index.

[FN]
*For the three-month period ended July 31, 1999, total investment return for the Financial Times/Standard & Poor's--Actuaries Europe Index was -1.93%.



Merrill Lynch EuroFund

July 31, 1999




           Five-Star Morningstar Overall Rating TM--
           International Equity Funds as of 8/31/99

                   Merrill Lynch EuroFund
                     Class A & B Shares

Merrill Lynch EuroFund's Class A and Class B Shares received a five-star overall rating in the Morningstar International Equity Funds class of 1,001 funds. Morningstar proprietary ratings performances are as of August 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury-bill returns with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day Treasury-bill returns. Merrill Lynch EuroFund's Class A and Class B Shares received five stars for the three-, five-, and ten-year periods, respectively, ended August 31, 1999. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Fund's Class A and Class B Shares were rated against 1,001, 535 and 117 funds in the Morningstar International Equity Funds class for the three-, five-, and ten-year periods, respectively.

Ratings are only for the share classes cited; ratings for other share classes may vary.




DEAR SHAREHOLDER

During the quarter ended July 31, 1999, the unmanaged Financial Times/Standard & Poor's--Actuaries Europe Index had a total return of -1.93%, while the total return for the unmanaged Morgan Stanley Capital International Europe Index was -2.30%. For the same period, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of +1.65%, +1.40%, +1.43% and +1.61%, respectively, substantially outperforming the indexes. The Fund's performance also was significantly better than the Lipper European Region Funds Average, which had a -0.42% return for the three months ended July 31, 1999.

The Fund's returns have not been achieved at the expense of higher risk. As of August 31, 1999, the Fund's Class A and Class B Shares achieved a Morningstar Overall Ratingtm of five stars, as outlined below. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Investment Environment
Global stock markets moved up during the July quarter, as more data confirmed that global economic growth is improving, especially in Asia. The first interest rate rise in the United States did not affect stock markets very much, although the long-term bond yields stayed at around the 6% level. In the United Kingdom as well as in Continental European countries, liquidity and record-breaking merger and acquisition activity helped the stock markets remain at relatively high levels.

Although there are no dangerous signs of higher inflation yet, long-term yields in Europe rose sharply in July after the German Business Climate Index reported increased business confidence in Europe and a further rise in oil and commodities prices. In addition, the European Central Bank changed its stance from lower interest rates to an expectation of flat/rising interest rates. The US dollar declined in value as a result of this news and created a growing trade gap in the United States, which we believe is dangerous for European equities. These developments set back the major European stock markets in July.

Economic Outlook
The global economic outlook continued to improve during the July quarter. Strong gross domestic product (GDP) data, combined with an improving manufacturing trend and a low unemployment rate in the United States, resulted in the first interest rate hike since the financial turmoil last year. A stronger-than-expected GDP figure and a positive surprise in Japanese industrial activity convinced investors that Japan could be poised for a long-term recovery. This was also good news for neighboring countries in Asia to continue their recovery. In Latin America, economic conditions continued to bottom out. In Europe, the weak euro led to a positive turnaround for French and German industrial production. Furthermore, the upswing in construction confidence in Europe and a bottoming-out of the decline of domestic orders in Italy were all signs of an economic recovery in the United Kingdom and Europe.



Merrill Lynch EuroFund
July 31, 1999



The impact of a synchronized global inventory build could take real yields higher than expected, as inventory building is one of the most important factors for demand for working capital, and the impact of Year 2000 issues could easily become an aggravating factor. After Chairman Alan Greenspan's testimony in July it was not surprising that a further US Federal Reserve Board tightening occurred at the end of August. Worldwide, first-half corporate earnings are in line with expectations, but significant upgrades are only seen in the more economically sensitive sectors.

Current Valuations
Although the global economic outlook is good, the investment environment has deteriorated during the quarter. In the United States, markets retreated somewhat during July. However, stock valuations are overextended on several measures. Historically, a very good indicator is the market's earnings yield and cash earnings yield as compared to the ten-year US Treasury bond yield. Therefore, we expect the US markets to come off their highs significantly. Market valuations appear unsustainable with further interest rate increases expected from the US Federal Reserve Board in addition to no major corporate earnings upgrades.

European equity markets did not seem expensive at the start of the year. However, after the economic turnaround in Europe and higher oil prices, bond yields rose significantly and made European stock markets appear overvalued as well. US interest rates have been slightly more important than European rates for determining the direction of European stock markets in recent years. Therefore, we expect the US and European stock markets to correct in tandem.

On a sector level, valuations of defensive and growth stocks remained unchanged in recent months, but a sector rotation from growth into cyclical has closed the valuation gap a little. However, accelerating GDP growth rates in Europe, rising bond yields and pricing power from commodity prices combined with an improving manufacturing trend in the US and Japan supports further outperformance of cyclical/value stocks, in our opinion.

Investment Strategy
During the July quarter, European stocks were trading higher but ended the quarter lower, disregarding valuations in absolute terms and relative to bond yields. These unjustifiable levels resulted in our raising the Fund's cash position to a greater-than-normal level.

At the currency level, the Fund remained overweighted in the euro and underweighted in the pound sterling, principally because of the geographic exposures and the attractiveness of the euro. The Fund is very underweighted in the UK market and overweighted in Continental markets, especially Germany.

On a sector basis, we still favor cyclical/value stocks over large cap/growth stocks. However, we did reduce some cyclical stocks, which had moved too far too fast, and selectively bought some defensive/growth stocks in order to seek to reduce portfolio risk. If current trends of outperformance for cyclical stocks continue, and growth stocks reach attractive levels, we may consider reinvesting the Fund's cash and reintroduce more balance into the portfolio.

In Conclusion
Prospects for European equities remain poor, in our view. Valuations have discounted much of the good news and with European and US stock markets at overvalued levels against bond yields, markets are expected to give back performance. When valuations return to attractive levels, we will then consider reinvesting the Fund's cash reserves.

We thank you for your investment in Merrill Lynch EuroFund, and we look forward to reviewing our outlook and strategy with you in the next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Executive Vice President



(Adrian C. Holmes)
Adrian C. Holmes
Senior Vice President and Portfolio Manager



September 10, 1999



Merrill Lynch EuroFund
July 31, 1999



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                        + 7.18%        + 1.55%
Five Years Ended 6/30/99                  +19.44         +18.16
Ten Years Ended 6/30/99                   +15.24         +14.62

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                        + 6.11%        + 2.66%
Five Years Ended 6/30/99                  +18.22         +18.22
Ten Years Ended 6/30/99                   +14.06         +14.06

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/99                        + 6.10%        + 5.24%
Inception (10/21/94)
through 6/30/99                           +18.07         +18.07

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                        + 6.94%        + 1.32%
Inception (10/21/94)
through 6/30/99                           +19.02         +17.66

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch EuroFund
July 31, 1999


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                                                        Ten Years/
                                                   12 Month            3 Month       Since Inception
                                                 Total Return        Total Return      Total Return
ML EuroFund Class A Shares                          +11.69%              +1.65%           +287.02%
ML EuroFund Class B Shares                          +10.49               +1.40            +248.97
ML EuroFund Class C Shares                          +10.54               +1.43            +124.84
ML EuroFund Class D Shares                          +11.35               +1.61            +133.57

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.



PORTFOLIO INFORMATION

As of July 31, 1999
                                 Percent of
Ten Largest Equity Holdings      Net Assets

Telecom Italia SpA                   3.8%
Societe Eurafrance SA                2.5
Buhrmann NV                          2.4
Bayer AG                             2.2
HypoVereinsbank AG                   2.1
MontEdison SpA                       1.9
Veba AG                              1.9
Akzo Nobel NV                        1.8
Usinor SA                            1.7
Electrolux AB 'B'                    1.7


                                 Percent of
Ten Largest Industries           Net Assets

Banking                             12.1%
Chemicals                            7.5
Paper & Forest Products              6.3
Insurance                            6.0
Telecommunications                   4.8
Mining                               4.4
Utilities                            3.5
Diversified Holdings                 3.3
Retail                               2.0
Automobiles & Equipment              1.8



Equity Portfolio Changes for the
Quarter Ended July 31, 1999


Additions

 AstraZeneca Group PLC
 Cadbury Schweppes PLC
 Endesa SA
 Nordbanken Holding AB
 Northern Rock PLC
*Reed International PLC
 Rentokil Initial PLC
*SmithKline Beecham PLC
*Unilever PLC



Deletions

 ABB AG (Bearer)
 Akbank T.A.S.
 BorsodChem Rt. (GDR)
 Credit Suisse Group (Registered Shares)
 DaimlerChrysler AG
 Imperial Chemical Industries PLC
 Koninklijke (Royal) Philips Electronics NV
 Mannesmann AG
 Prudential Corporation PLC
*Reed International PLC
 SPT Telecom AS (GDR)
 Saga Petroleum ASA
*SmithKline Beecham PLC
*Unilever PLC

[FN]
*Added and deleted in the same quarter.


Merrill Lynch EuroFund

July 31, 1999


SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                 Shares                                                                             Percent of
Industries                        Held                Investments                        Cost            Value      Net Assets
Finland

Metals & Mining                  990,307   Outokumpu Oyj                             $   14,892,711   $   11,342,263    0.6%

Paper & Forest                 2,266,341   Metsa-Serla Oyj 'B'                           17,992,809       20,571,559    1.2
Products                         511,300   Stora Enso Oyj 'A'                             4,534,774        6,348,628    0.3
                                 726,769   Stora Enso Oyj 'R'                             7,187,246        9,140,719    0.5
                                 453,952   UPM-Kymmene Oyj                                9,899,207       15,306,172    0.9
                                                                                     --------------   --------------  ------
                                                                                         39,614,036       51,367,078    2.9

                                           Total Investments in Finland                  54,506,747       62,709,341    3.5


France

Automobiles &                     85,068   PSA Peugeot Citroen                           10,577,623       14,660,143    0.8
Equipment

Banking                          260,404   Banque Nationale de Paris (BNP)               15,608,495       21,462,706    1.2
                                 140,888   Compagnie Financiere de Paribas (CFP)          7,754,495       15,985,491    0.9
                                  91,834   Societe Generale 'A'                          12,320,300       17,261,324    1.0
                                                                                     --------------   --------------  ------
                                                                                         35,683,290       54,709,521    3.1

Building &                        85,241   Compagnie de Saint Gobain                     11,929,667       15,465,513    0.9
Construction

Energy                            80,506   Elf Aquitaine SA                               8,945,139       13,787,780    0.8

Financial Services                73,646   Societe Eurafrance SA                         25,838,285       44,539,333    2.5

Machinery                        137,845   Compagnie Fives-Lille                          7,371,396       10,254,676    0.6

Mining                         2,075,312   Usinor SA                                     30,384,734       31,099,796    1.7

Oil & Related                    144,103   Total SA 'B'                                  14,717,758       18,355,494    1.0

                                           Total Investments in France                  145,447,892      202,872,256   11.4


Germany

Automobiles                       20,212   Bayerische Motoren Werke (BMW) AG             13,905,830       16,009,844    0.9
                                 254,391   Volkswagen AG                                 17,107,307       15,194,347    0.9
                                                                                     --------------   --------------  ------
                                                                                         31,013,137       31,204,191    1.8

Banking                          148,248   Commerzbank AG                                 5,388,529        4,919,224    0.3
                                 402,015   Deutsche Bank AG                              30,572,005       25,474,758    1.4
                                 176,601   Dresdner Bank AG                              10,238,267        7,580,252    0.4
                                 653,210   HypoVereinsbank AG                            39,002,548       37,197,226    2.1
                                                                                     --------------   --------------  ------
                                                                                         85,201,349       75,171,460    4.2

Chemicals                        253,318   BASF AG                                       10,927,557       11,469,712    0.6
                                 912,731   Bayer AG                                      35,386,424       39,138,110    2.2
                                  77,016   Henkel KGaA                                    3,295,326        4,830,863    0.3
                                 290,660   Henkel KGaA (Preferred)                       13,952,609       20,378,521    1.1
                                 588,101   Hoechst AG                                    23,580,700       24,802,430    1.4
                                                                                     --------------   --------------  ------
                                                                                         87,142,616      100,619,636    5.6

Construction                      33,402   Philipp Holzmann AG                           12,511,136        6,793,165    0.4

Electrical Equipment             152,265   Siemens AG                                     9,936,994       12,598,699    0.7

Engineering                      321,783   Kloeckner-Werke AG                            14,985,368       23,008,360    1.3


Merrill Lynch EuroFund
July 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                 Shares                                                                             Percent of
Industries                        Held                Investments                          Cost          Value      Net Assets

Germany (concluded)
Insurance                        149,660   Muenchener Rueckversicherungs-
                                           Gesellschaft AG (Registered Shares)       $   29,224,934   $   28,835,292    1.6%

Machinery &                      133,568   Jungheinrich AG (Preferred)                    2,708,970        1,901,517    0.1
Equipment

Medical Equipment                 43,086   Fresenius AG (Preferred)                       8,524,834        8,255,347    0.5

Mining                         1,200,095   Thyssen Krupp AG                              24,629,646       28,003,881    1.6

Utilities                        668,578   RWE AG                                        32,284,581       28,339,577    1.6
                                 555,137   Veba AG                                       36,046,725       34,108,150    1.9
                                                                                     --------------   --------------  ------
                                                                                         68,331,306       62,447,727    3.5

                                           Total Investments in Germany                 374,210,290      378,839,275   21.3


Hungary

Banking                          168,537   OTP Bank Rt. (GDR)(a)                          8,888,973        7,457,762    0.4

Oil & Gas Producers              329,741   MOL Magyar Olaj-es Gazipari Rt. (GDR)(a)       8,910,012        8,820,572    0.5

                                           Total Investments in Hungary                  17,798,985       16,278,334    0.9


Ireland

Banking                        1,331,922   Bank of Ireland                               10,180,373       12,546,066    0.7

Food                             693,901   Greencore Group PLC                            3,481,856        2,079,621    0.1

                                           Total Investments in Ireland                  13,662,229       14,625,687    0.8


Italy

Diversified Holdings          21,901,811   MontEdison SpA                                33,930,370       34,579,455    1.9

Telecommunications            12,245,239   Telecom Italia SpA                            61,690,951       66,847,250    3.8

                                           Total Investments in Italy                    95,621,321      101,426,705    5.7


Netherlands

Chemicals                        736,470   Akzo Nobel NV                                 25,151,247       31,493,284    1.8
                                 285,370   European Vinyls Corporation Inter-
                                           national NV                                   10,474,473        2,138,220    0.1
                                                                                     --------------   --------------  ------
                                                                                         35,625,720       33,631,504    1.9

Diversified Holdings             327,079   Internatio-Muller NV                           8,602,626        7,492,255    0.4

Insurance                        463,869   ING Groep NV                                  18,655,960       23,733,913    1.3

Mining                           174,270   Ispat International NV                         4,720,005        1,986,636    0.1
                               1,161,001   Ispat International NV (NY
                                           Registered Shares)                            19,453,937       13,496,637    0.8
                                                                                     --------------   --------------  ------
                                                                                         24,173,942       15,483,273    0.9

Paper & Forest                 2,108,845   Buhrmann NV                                   44,535,332       42,888,846    2.4
Products

Transport Services               117,568   Koninklijke Pakhoed NV                         4,561,548        3,164,996    0.2

                                           Total Investments in the Netherlands         136,155,128      126,394,787    7.1


Merrill Lynch EuroFund

July 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                Shares                                                                              Percent of
Industries                       Held                    Investments                       Cost           Value     Net Assets

Norway
Services                       1,006,619   Merkantildata ASA                         $    6,172,754   $    9,578,834    0.6%

                                           Total Investments in Norway                    6,172,754        9,578,834    0.6


Poland

Banking & Financial               32,410   Bank Handlowy w Warszawie (GDR)(a)               356,510          503,976    0.0

Electrical Equipment             597,678   Bydgoska Fabryka Kabli SA                        893,400        1,108,821    0.1
                                  61,405   Elektrim Spolka Akcyjna SA                       500,544          804,606    0.0
                                                                                     --------------   --------------  ------
                                                                                          1,393,944        1,913,427    0.1

                                           Total Investments in Poland                    1,750,454        2,417,403    0.1


Spain

Telecommunications               569,124   Telefonica SA                                  7,807,168        9,125,671    0.5

Utilities--Electric              422,858   Endesa SA                                      8,865,504        8,319,288    0.5

                                           Total Investments in Spain                    16,672,672       17,444,959    1.0


Sweden

Appliances                     1,467,160   Electrolux AB 'B'                             15,797,122       30,554,633    1.7

Automobiles &                    549,126   Volvo AB 'B'                                  17,376,361       17,204,204    1.0
Equipment

Banking                        1,567,731   Nordbanken Holding AB                          9,947,801        9,248,981    0.5
                                 858,705   Skandinaviska Enskilda Banken (SEB) 'A'        9,357,571        9,911,765    0.6
                                                                                     --------------   --------------  ------
                                                                                         19,305,372       19,160,746    1.1

Engineering                      189,250   Svedala Industri AB                            2,485,262        3,282,460    0.2

Insurance                        645,491   Skandia Forsakrings AB                         6,177,855       12,102,463    0.7

Mining                           924,002   Avesta Sheffield AB                            7,741,629        4,119,467    0.2

Paper & Forest                   510,201   Mo och Domsjo AB (MoDo) 'B'                   12,808,027       14,333,239    0.8
Products                       6,095,550   Rottneros AB                                   8,904,861        4,616,149    0.2
                                                                                     --------------   --------------  ------
                                                                                         21,712,888       18,949,388    1.0

                                           Total Investments in Sweden                   90,596,489      105,373,361    5.9


Switzerland

Banking                           27,803   Banque Cantonale de Geneve (BCG)               9,263,274        5,267,132    0.3

Banking & Financial               58,673   UBS AG (Registered Shares)                    13,282,049       17,882,832    1.0

Drugs                              8,233   Novartis AG (Registered Shares)               12,149,601       11,892,357    0.7

                                           Total Investments in Switzerland              34,694,924       35,042,321    2.0


Merrill Lynch EuroFund

July 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                                Shares                                                                              Percent of
Industries                       Held                 Investments                          Cost           Value     Net Assets

Turkey
Banking                       84,013,725   Yapi ve Kredi Bankasi AS                  $      832,619   $    1,370,055    0.1%

                                           Total Investments in Turkey                      832,619        1,370,055    0.1


United Kingdom

Banking                          484,691   Barclays PLC                                  11,511,879       14,314,185    0.8
                                 782,461   National Westminster Bank PLC                 14,128,645       15,451,883    0.9
                               1,244,164   Northern Rock PLC                              8,930,569        8,908,712    0.5
                                                                                     --------------   --------------  ------
                                                                                         34,571,093       38,674,780    2.2

Building &                       891,827   Jarvis PLC                                    10,634,239        4,132,013    0.2
Construction

Diversified                    2,509,721   Rentokil Initial PLC                           9,093,064        9,757,795    0.6
Companies

Diversified Holdings           3,378,255   Invensys PLC                                  21,211,380       18,279,062    1.0

Food & Drink                   2,036,419   Allied Domecq PLC                             15,293,731       18,309,443    1.0
                                 925,199   Bass PLC                                      13,596,207       13,421,954    0.8
                                                                                     --------------   --------------  ------
                                                                                         28,889,938       31,731,397    1.8

Food & Household                 697,351   Cadbury Schweppes PLC                          4,473,546        4,439,755    0.3
Products

Healthcare                       521,356   AstraZeneca Group PLC                         20,893,530       19,391,941    1.1

Insurance                      1,123,903   CGU PLC                                       15,707,578       15,649,113    0.9
                               3,187,354   Royal & Sun Alliance Insurance Group PLC      32,787,963       26,179,013    1.5
                                                                                     --------------   --------------  ------
                                                                                         48,495,541       41,828,126    2.4

Metals                           404,523   Johnson Matthey PLC                            4,116,786        3,800,898    0.2

Oil & Related                    649,357   Expro International Group PLC                  5,177,253        4,039,520    0.2

Pharmaceuticals                  790,545   Glaxo Wellcome PLC                            23,494,902       20,388,472    1.2

Retail                         3,327,059   J Sainsbury PLC                               19,926,338       20,346,629    1.1
                               2,332,866   Safeway PLC                                   12,415,385        8,692,259    0.5
                               2,743,493   Tesco PLC                                      7,336,681        7,211,134    0.4
                                                                                     --------------   --------------  ------
                                                                                         39,678,404       36,250,022    2.0

Steel                          1,570,805   British Steel PLC                              3,098,577        4,211,485    0.2

Telecommunications               797,631   Cable & Wireless PLC                           6,266,983        9,729,982    0.5

Utilities--Electric,             399,277   PowerGen PLC                                   4,408,462        3,874,504    0.2

Gas, & Water                     621,507   Severn Trent PLC                               9,258,093        9,177,359    0.5

                                                                                         13,666,555       13,051,863    0.7

                                           Total Investments in the United Kingdom      273,761,791      259,707,111   14.6


Merrill Lynch EuroFund

July 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                               Face                                                                                Percent of
                              Amount                Short-Term Securities                 Cost           Value     Net Assets
Repurchase                US$ 10,793,000   J.P. Morgan Securities Inc., purchased
Agreements*                                on 7/30/1999 to yield 5% to 8/02/1999     $   10,793,000   $   10,793,000    0.6%

                                           Total Investments in Short-Term
                                           Securities                                    10,793,000       10,793,000    0.6


                         Nominal Value
                           Covered by                                                   Premiums
                       Options Purchased                   Issue                        Received
Options                           21,897   DJ STOXX 50, expiring October 1999
Purchased                                  at E3910                                       4,343,296        8,183,101    0.5

                                           Total Options Purchased                        4,343,296        8,183,101    0.5


Total Investments                                                                    $1,277,020,591    1,353,056,530   76.1
                                                                                     ==============
Variation Margin on Financial Futures Contracts**                                                          1,433,828    0.1

Foreign Time Deposits***                                                                                 692,257,792   38.9

Liabilities in Excess of Other Assets                                                                   (268,104,629) (15.1)
                                                                                                      --------------  ------
Net Assets                                                                                            $1,778,643,521  100.0%
                                                                                                      ==============  ======


Net Asset       Class A--Based on net assets of $594,206,428 and 34,536,653
Value:                   shares outstanding                                                           $        17.21
                                                                                                      ==============
                Class B--Based on net assets of $764,697,957 and 50,443,660
                         shares outstanding                                                           $        15.16
                                                                                                      ==============
                Class C--Based on net assets of $52,591,919 and 3,521,201 shares
                         outstanding                                                                  $        14.94
                                                                                                      ==============
                Class D--Based on net assets of $367,147,217 and 21,535,158
                         shares outstanding                                                           $        17.05
                                                                                                      ==============

(a)Global Depositary Receipts (GDR).
  *Repurchase Agreements are fully collateralized by US
   Government & Agency Obligations.
 **Financial futures contracts sold as of July 31, 1999 were as follows:

   Number of                            Expiration
   Contracts   Issue      Exchange         Date             Value

     603      FTSE 100      FTSE       September 1999   $ 60,965,832
   1,402       CAC 40       CAC         August 1999       65,355,520

   Total Financial Futures Contracts Sold
   (Total Contract Price--$130,248,073)                 $126,321,352
                                                        ============

***Foreign time deposits bear interest at 2.50% and 2.48% and mature on 8/02/1999 and 8/03/1999, respectively.



Merrill Lynch EuroFund

July 31, 1999



OFFICERS AND TRUSTEES

Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Robert C. Doll, Senior Vice President
Adrian C. Holmes, Senior Vice President
and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863